SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Subsequent to year-end, Brookfield Renewable, together with its institutional partners, completed the sale of 25% of a 403 MW portfolio of operating hydroelectric assets in the U.S for proceeds of approximately $230 million ($111 million net to Brookfield Renewable). Brookfield Renewable continues to consolidate this business.
Subsequent to year-end, Brookfield Renewable established an at-the-market (“ATM”) equity program under which it may, at its discretion, offer and sell up to $400 million of BEPC exchangeable shares directly from treasury. To date, 635,247 BEPC exchangeable shares were issued for gross proceeds of approximately $28 million.
Subsequent to year-end, Brookfield Renewable repurchased and cancelled 635,247 LP units on the Toronto Stock Exchange at a total cost of approximately $20 million.
Subsequent to year-end, Brookfield Renewable, together with its institutional partners, agreed to the sale of a 2.3 GW portfolio of operating wind and solar assets in the U.S. for proceeds of approximately $1.3 billion ($316 million net to Brookfield Renewable). The closing of this transaction is subject to customary closing conditions.
Subsequent to year-end, Brookfield Renewable issued C$500 million of Series 20 medium-term notes. The medium-term notes have a fixed interest rate of 5.204% and a maturity date of January 15, 2056. The Series 20 medium-term notes are corporate-level green bonds.
Subsequent to year-end, Brookfield Renewable, together with its institutional partners, completed the sale of a 73 MW portfolio of operating wind assets in the U.K. for proceeds of approximately £61 million ($82 million) (£16 million ($21 million) net to Brookfield Renewable).
Subsequent to year-end, Brookfield Renewable, together with its institutional partners, completed a private placement sale of shares in a renewable operating and development platform in India, selling a 7% interest for proceeds of approximately INR7.8 billion ($86 million) (INR1.6 billion ($17 million) net to Brookfield Renewable). In addition, as a result of the successful launch of the IPO, a 3% interest was transferred to a member of the platform’s IPO Founder Group for nominal consideration, as part of a pre-existing arrangement. The IPO process was completed on February 25, 2025 and the platform will be listed on the designated stock exchanges in India on or about March 2, 2026. On February 26, 2026 the platform filed the prospectus which reflects an additional divestment by Brookfield Renewable, together with its institutional partners, of an approximate 10% interest for gross proceeds to be received of approximately INR8.9 billion ($99 million) (INR1.8 billion ($19 million) net to Brookfield Renewable).
Subsequent to year-end, Brookfield Renewable redeemed all of the outstanding units of Series 7 Preferred Limited Partnership units for C$175 million.